                              THE PMI GROUP, INC.
                     SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN


                            EFFECTIVE APRIL 1, 1995
                   (Amended and Restated as of May 20, 1999)
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                               TABLE OF CONTENTS

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                                                                            Page
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ARTICLE I DEFINITIONS......................................................    1

     1.01  "Committee".....................................................    1
     1.02  "Company".......................................................    1
     1.03  "Covered Compensation"..........................................    1
     1.04  "Employer"......................................................    1
     1.05  "Final Average Compensation"....................................    1
     1.06  "Participant"...................................................    1
     1.07  "Plan"..........................................................    1
     1.08  "Retirement Plan Benefits"......................................    1
     1.09  "Retirement Plan"...............................................    1
     1.10  "Retired Participant"...........................................    1
     1.11  "Spouse"........................................................    1
     1.12  "Trust".........................................................    1
     1.13  "Year of Benefit Accrual Service"...............................    1

ARTICLE II INTRODUCTION....................................................    2

     2.01  Purpose.........................................................    2
     2.02  Administration..................................................    2

ARTICLE III ELIGIBILITY AND AMOUNT OF BENEFITS.............................    2

     3.01  Eligibility.....................................................    2
     3.02  Amount of Benefit...............................................    2
     3.03  Preretirement Surviving Spouse Benefit..........................    2
     3.04  Death Benefits After Retirement.................................    3

ARTICLE IV PAYMENT OF BENEFITS.............................................    3

     4.01  Forms and Timing of Benefit Payments............................    3
     4.02  Plan Termination................................................    3
     4.03  Retirement Plan Benefits........................................    3
     4.04  Facility of Payment.............................................    4
     4.05  Review of Benefit Determinations................................    4
     4.06  Payment and Funding of Benefits.................................    4
     4.07  Contributions to Trust Upon a Change of Control.................    4
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ARTICLE V MISCELLANEOUS....................................................    6

     5.01  Action by Company...............................................    6
     5.02  Amendment and Plan Termination..................................    6
     5.03  No Effect on Employment.........................................    6
     5.04  Assignment of Benefits..........................................    6
     5.05  Construction....................................................    7
     5.06  Governing Law; Severability.....................................    7
     5.07  Number..........................................................    7
     5.08  Participation of Affiliates.....................................    7
     5.09  Indemnification.................................................    7
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                                     -ii-
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                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  "Committee" means the Committee under the PMI Retirement Plan.
            ---------

     1.02  "Company" means The PMI Group, Inc.
            -------

     1.03  "Covered Compensation" means Covered Compensation as defined under
            ---------------------
the Retirement Plan.

     1.04  "Employer" means The PMI Group, Inc. as defined under the Retirement
            --------
Plan.

     1.05  "Final Average Compensation" means, subject to Section 3.02(a)(iii),
            --------------------------
Final Average Compensation as defined under the Retirement Plan.

     1.06  "Participant" means any employee who:  (a) is eligible for benefits
            -----------
under the Retirement Plan, (b) retires on or after January 1, 1989, and (c) meets the eligibility requirements of Section 3.01 of this Plan.

     1.07  "Plan" means this plan, The PMI Group, Inc. Supplemental Employee
            ----
Retirement Plan as set forth in the instrument and as heretofore or hereafter amended from time to time.

     1.08  "Retirement Plan Benefits" is defined in Section 4.03 of this Plan.
            ------------------------

     1.09  "Retirement Plan" means The PMI Group, Inc. Retirement Plan.
            ---------------

     1.10  "Retired Participant" means a Participant who retired in accordance
            -------------------
with the provisions of the Retirement Plan as heretofore or hereafter amended.

     1.11  "Spouse" means Spouse as defined in the Retirement Plan.
            ------

     1.12  "Trust" shall mean a trust established pursuant to Section 4.07 of
            -----
the Plan for the purposes of holding assets for the payment of the Employer's general creditors, including the Employer's Participants. Such Trust shall be intended to be a grantor trust, of which the Employer is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Code. In addition, the Trust, if established, shall be irrevocable and shall conform to the provisions of Revenue Procedure 92-64.

     1.13  "Year of Benefit Accrual Service" shall mean Year of Benefit Accrual
            -------------------------------
Service as defined under the Retirement Plan.
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                                  ARTICLE II
                                  ----------

                                 INTRODUCTION
                                 ------------

     2.01  Purpose.  The purpose of this Plan is: (1) to restore to employees of
           -------
the Company the benefits they lose under the Retirement Plan as a result of the compensation limit in section 401(a)(17) of the Internal Revenue Code of 1986, as amended, or any successor provision ("section 401(a)(17)"), and (2) to restore to employees the benefits they lose as a result of section 415 of the Internal Revenue Code of 1986, as amended, or any successor provision ("section 415"). The Plan is an unfunded deferred compensation program for a select group of management and highly compensated employees. Thus, the Plan is subject to
Part 1 of Title I of ERISA, but is exempt from Parts 2, 3 and 4 thereof.

     2.02  Administration.  The Plan will be administered by the Committee. The
           --------------
Committee has all discretionary authority to issue such rules as it deems appropriate and to interpret the provisions of the Plan and make factual determinations, including the power to determine the rights or eligibility of employees or participants and any other persons, and the amounts of their benefits under the Plan, and to remedy ambiguities, inconsistencies, or omissions. Any decision by the Committee shall be final, binding, and conclusive on all participants and all other persons.

                                  ARTICLE III
                                  -----------

                      ELIGIBILITY AND AMOUNT OF BENEFITS
                      ----------------------------------

     3.01  Eligibility.  Each employee of an Employer who meets the definition
           -----------
of Section 1.06(a) and (b) is eligible to receive a benefit under this Plan if he or she is vested in benefits under the Retirement Plan and if such vested benefits have been reduced because of the application of section 401(A)(17) or 415.

     3.02  Amount of Benefit.  The amount of benefit paid from the Plan will be
           -----------------
equal to: (a) minus (b) below:

           (a) The benefit which would have been payable to the Participant under the terms of the Retirement Plan, but for the restrictions of section 401(a)(17) and section 415. Notwithstanding the foregoing, and notwithstanding any contrary provision of the Retirement Plan, "Compensation," for purposes of determining a Participant's Final Average Compensation, shall mean Compensation as defined under the Retirement Plan, but shall include amounts a Participant defers under any nonqualified deferred compensation sponsored by an Employer.

           (b) The amount  of benefit payable from the Retirement Plan.

     3.03  Preretirement Surviving Spouse Benefit.  Preretirement Surviving
           --------------------------------------
Spouse Benefits will be payable under this Plan on behalf of a Participant if such Participant's surviving Spouse is

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eligible for benefits payable from the Retirement Plan. The benefit payable will be determined in a manner consistent with similar benefits under the Retirement Plan.

     3.04  Death Benefits After Retirement.  Benefits will be payable from this
           -------------------------------
Plan to a beneficiary or contingent annuitant designated by a Retired Participant only if such beneficiary or contingent annuitant will also receive benefits from the Retirement Plan after such Participant's death. The amount of the benefit payable will be determined in a manner consistent with similar benefits under the Retirement Plan.

                                  ARTICLE IV
                                  ----------

                              PAYMENT OF BENEFITS
                              -------------------

     4.01  Forms and Timing of Benefit Payments.  Participants who terminate or
           ------------------------------------
retire on or after February 18, 1999 shall elect the form of payment for benefits payable under the Plan. A Participant may elect (a) a single lump sum based on the life annuity at the time the Participant terminates or retires, or
(b) an annuity form of payment permitted under the terms of the Retirement Plan. A Participant's election as to the form of payment shall be irrevocable and must be made while the Participant is an employee and at least twelve months prior to payment under the Plan. The Retirement Plan factors for calculating the Participant's payment under the Plan in effect at the time of termination or retirement will be used to calculate such payment.

     4.02  Plan Termination.  No further benefits may be earned under this Plan
           ----------------
with respect to the Retirement Plan after the termination of such Retirement
Plan.

     4.03  Retirement Plan Benefits.  The term "Retirement Plan Benefits"
           ------------------------
generally means the benefits actually payable to a Participant, Spouse, beneficiary, or contingent annuitant under the Retirement Plan. However, this Plan is only intended to remedy pension reductions caused by the operation of Sections 401(a)(17) and 415 and not reductions caused for any other reason. In those instances where pension benefits are reduced for some other reason, the term "Retirement Plan Benefits" shall be deemed to mean the benefits that would have been actually payable but for such other reason.

           Examples of such other reasons include, but are not limited to, the following:

           (a) A reduction in pension benefits as a result of a distress termination (as described in ERISA (S) 4041(c) or any comparable successor provision of law) of the Retirement Plan. In such a case, the Retirement Plan Benefits will be deemed to refer to the payments that would have been made from the Retirement Plan had it terminated on a fully funded basis as a standard termination (as described in ERISA (S) 4041(b) or any comparable successor provision of law).

           (b) A reduction of accrued benefits as permitted under Section 412(c)(8) of the Internal Revenue Code of 1986, as amended, or any comparable successor provision of law.

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           (c)  A reduction of pension benefits as a result of payment of all or a portion of a Participant's benefits to a third party on behalf of or with respect to a Participant.

     4.04  Facility of Payment.  Any amount payable under the Plan to a person
           -------------------
under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to such person's legal representative, or may be applied for the benefit of such person in any manner selected by the Committee.

     4.05  Review of Benefit Determinations.  The Committee will provide notice
           --------------------------------
in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied and the Committee shall afford such Participant or Beneficiary a review of its decision if so requested.

     4.06  Payment and Funding of Benefits.  Amounts payable under the Plan to
           -------------------------------
or on account of a Participant shall be paid directly by the Employers, and shall be provided solely from the general assets of the Employers. Benefits under the Plan are not funded, the Employers' obligation to pay such benefits is merely an unsecured contractual obligation, and a Participant or Beneficiary shall be treated as a general creditor of the Employers with respect to any benefits payable under the Plan. Except as provided in Section 4.07, nothing in this Plan shall be deemed to create a trust of any kind for the benefit of the Participant or any beneficiary, or create any fiduciary relationship between the Company and the Participant or any beneficiary with respect to any assets of the Company.

     4.07  Contributions to Trust Upon a Change of Control.  Upon a "Change of
           -----------------------------------------------
Control" (as defined below) and by the fifteenth business day following the end of each calendar month of each Plan year thereafter, the Employer shall irrevocably deposit cash (or its equivalent) to a Trust for the investment of benefits payable under the Plan to or on account of each Participant. However, any contributions made to the Trust in respect of each Participant shall remain subject to the claims of the general creditors of the Employers. Nothing contained in this Section 4.07 shall give any Participant or beneficiary any interest in or claim against any specific assets of the Company. For purposes of this Plan, "Change of Control" shall mean:

           (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any beneficial ownership maintained by (but not additional acquisitions by), The Allstate Corporation and its subsidiaries, and their respective successors ("Allstate"), pending such time that Allstate distributes or transfers its current ownership interest in the Outstanding

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Company Common Stock and Outstanding Company Voting Securities as contemplated by the Prospectus dated April 10, 1995, relating to the initial public offering of the common stock of the Company, or (v) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 4.07. Notwithstanding the foregoing, in its sole discretion, the Board may increase the 20% threshold set forth above in this subsection (a) prior to any acquisition of 20% or more beneficial ownership of the Outstanding Company Common Stock or the Outstanding Company Voting Securities; provided, that (i) such increased threshold shall apply only to the acquisition and maintenance of beneficial ownership by any Person eligible to report such beneficial ownership at the time of such acquisition on Schedule 13G under the Exchange Act, and (ii) in the event that any Person initially eligible to so report on Schedule 13G thereafter ceases to be eligible to so report on Schedule 13G, the occurrence of the event causing such Person no longer to be eligible to so report shall be deemed an acquisition by such Person of all of the Outstanding Company Common Stock and Outstanding Company Voting Securities beneficially owned by such Person immediately prior to such occurrence; or


           (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

           (c) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person acquires beneficial ownership of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock as a result of the acquisition of such securities or stock by the Company, which acquisition reduces the number of the Outstanding Company Voting Securities or Outstanding Company Common Stock; provided, that if after such acquisition by the Company such Person (while such Person remains the beneficial owner of 20% or more of the Outstanding Company Voting Securities or Outstanding Company Common Stock) becomes the beneficial owner of additional shares of such Outstanding Company Voting Securities or Outstanding Company Common Stock (as the case may be), a Change of Control shall then occur. Capitalized terms used in this Section 4.07, not otherwise defined, shall have the meaning set forth in the form of change of control employment agreement approved at the February 12, 1998 meeting of the Board of Directors.

                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     5.01  Action by Company.  Any action required or permitted to be taken by
           -----------------
the Company under the Plan shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee.

     5.02  Amendment and Plan Termination.  The Company may, in its sole
           ------------------------------
discretion, terminate, suspend, or amend this Plan at any time or from time to time, in whole or in part, but no amendment, suspension, or termination of the Plan shall, without the consent of a Participant, reduce the accrued benefit of the Participant or any Spouse; provided, however, that this Section 5.02 shall not prevent reductions on account of the Participant's (or Spouse's) benefit ceasing to be affected (or becoming affected to a lesser degree) by the limitations of section 401(a)(17) and section 415.

     5.03  No Effect on Employment.  Nothing in the Plan shall interfere with or
           -----------------------
limit in any way the right of the Company or the Employer directly employing the Participant to terminate any Participant's employment at any time, with or without cause. Employment with the Company and its affiliates is on an at-will basis only.

     5.04  Assignment of Benefits.  A Participant, Retired Participant,
           ----------------------
surviving Spouse, or beneficiary may not, either voluntarily or involuntarily, assign, anticipate, alienate, commute, pledge, or encumber any benefits to which he or she is or may become entitled under the Plan, nor may the same be subject to attachment or garnishment by any creditor's claim or to legal process.

     5.05  Construction.  The Committee shall have full discretionary authority
           ------------
to determine eligibility and to construe and interpret the terms of the Plan, including the power to remedy possible ambiguities, inconsistencies, or omissions.

     5.06  Governing Law; Severability.  The Plan shall be construed,
           ---------------------------
administered and governed in all respects in accordance with the laws of the State of California (but without giving effect to any choice or conflict of law, provision or rule which would cause the application of the laws of any jurisdiction other than the State of California), and, to the extent applicable, ERISA and the Code. If any provision of the Plan shall be held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions hereof shall continue to be fully effective.

     5.07  Number.  The singular, where appearing in this Plan, will be deemed
           ------
to include the plural, unless the context clearly indicates the contrary.

     5.08  Participation of Affiliates.  One or more affiliates of the Company
           ---------------------------
may become participating employers by adopting the Plan. By adopting the Plan, an affiliate is deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority to the Company to amend the Plan and the provisions granting exclusive authority to the Committee to administer and interpret the Plan. Any affiliate may terminate its participation in the Plan at any time subject, in each case, to the approval of the Company. The liabilities incurred under the Plan to the Participants employed by each employer shall be solely the liabilities of that employer, and no other employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such employer.

     5.09  Indemnification.  The Company shall, and hereby does, indemnify and
           ---------------
hold harmless the members of the Committee, from and against any and all losses, claims, damages or liabilities (including attorneys' fees and amounts paid, with the approval of the Company's Board of Directors, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

     IN WITNESS WHEREOF, The PMI Group, Inc., by it duly authorized officer, has executed the amended and restated Plan on the date indicated below, such amendments shall be effective as of January 1, 1998.


                                    THE PMI GROUP, INC.

Dated:  __________, 1999            By: ________________________________________

                                    Title: _____________________________________